SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2003



                             HAWAIIAN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       1-31443                 71-0879698
(State or Other Jurisdiction           (Commission File       (IRS Employer
     of Incorporation)                  Number)           Identification Number)


     3375 KOAPAKA STREET, SUITE G-350
         HONOLULU, HAWAII                                       96819-1869
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (808) 835-3700



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As previously disclosed on a Form 8-K filed on June 20, 2003, on June 18, 2003, Hawaiian Holdings, Inc. (the "Company") received a letter from Ernst & Young LLP ("Ernst & Young") notifying the Company that Ernst & Young had resigned as the Company's auditors, effective immediately. Ernst & Young will continue to serve as the auditors of Hawaiian Airlines, Inc., the Company's wholly-owned operating subsidiary, which is currently operating its business under the jurisdiction of the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") and in accordance with the applicable provisions of the United States Bankruptcy Code and orders of the Bankruptcy Court.

         Ernst & Young's report dated March 31, 2003 on the Company's consolidated financial statements as of and for the year ended December 31, 2002 was modified as to the existence of substantial doubt about the Company's ability to continue as a going concern. Except as described in the previous sentence, the reports of Ernst & Young on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During Ernst & Young's audit of the Company's financial statements for the year ended December 31, 2001, there was a disagreement between the Company and Ernst & Young regarding the accounting for certain non-passenger related excise taxes. The Company ultimately agreed to record an accrual for such excise taxes, which resulted in the matter being resolved to the satisfaction of Ernst & Young. If this matter had not been resolved to the satisfaction of Ernst & Young, it would have been referred to in Ernst & Young's auditors' report on the Company's financial statements for the year ended December 31, 2001. The Audit Committee of the Company's Board of Directors has discussed the disagreement with representatives of Ernst & Young, and Ernst & Young has been authorized to respond fully to the inquiries of any successor independent accounting firm regarding this disagreement.

         Except as described in the preceding paragraph, in connection with Ernst & Young's audits for the two most recent fiscal years, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statements for such years.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that Ernst & Young provide a letter addressed to the Securities & Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of the letter, dated June 25, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


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                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      EXHIBITS.

   EXHIBIT NUMBER                DOCUMENT DESCRIPTION
   --------------                --------------------

        16.1 Letter of Ernst & Young LLP, dated June 25, 2003, regarding a Change in Certifying Accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HAWAIIAN HOLDINGS, INC.


Date:  June 25, 2003               By:  /s/ John W. Adams
                                        ---------------------------------------
                                        Name:   John W. Adams
                                        Title:  Chairman of the Board of
                                                Directors and Chief Executive
                                                Officer